UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 28, 2009
CBS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street, New York, New York	10019
(Address of principal executive offices)	(zip code)
Registrant’s telephone number, including area code: (212) 975-4321
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
     On May 28, 2009, CBS Corporation (the “Company”) and CBS Operations Inc., the guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule 1 thereto (collectively, the “Underwriters”), with respect to the Company’s issuance and sale of $250,000,000 aggregate principal amount of its 8.875% Senior Notes due 2019 (the “Notes”). The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (No. 333-154962). The Underwriting Agreement has been filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein. The form of Note was filed as Exhibit 4.2 and the form of Guarantee was filed as Exhibit 4.3 to the Current Report on Form 8-K filed with the Securities Exchange Commission on May 13, 2009 and each is incorporated by reference herein.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibit The following exhibits are filed as part of this report on Form 8-K:

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement, dated May 28, 2009, among CBS Corporation, CBS Operations Inc., and Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Note (Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on May 13, 2009, is incorporated by reference herein).

4.2	Form of Guarantee (Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on May 13, 2009, is incorporated by reference herein).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)
By:	/s/ LOUIS J. BRISKMAN
Name:	Louis J. Briskman
Title:	Executive Vice President and General Counsel

Date: June 2, 2009

Exhibits

Exhibit
Number	Description of Exhibit

1.1	Underwriting Agreement, dated May 28, 2009, among CBS Corporation, CBS Operations Inc., and Banc of America Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc. and UBS Securities LLC, as representatives of the underwriters named in Schedule 1 thereto.

4.1	Form of Note (Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on May 13, 2009, is incorporated by reference herein).

4.2	Form of Guarantee (Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the Securities Exchange Commission on May 13, 2009, is incorporated by reference herein).